POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MLOA – April 2012	Page 1

MONY Life Insurance Company of America

333-180068

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form  S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 5th day of April, 2012.

/s/ Charlynn Goins
Charlynn Goins, Director

State of New York)

County of New York) ss.:

On the 5th day of April in the year 2012 before me, the undersigned, personally appeared Charlynn Goins, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Ayanna Russell
Signature and Office of individual taking acknowledgment

MLOA – April 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MLOA – April 2012	Page 1

MONY Life Insurance Company of America

333-180068

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 5th day of April, 2012.

/s/ Danny L. Hale
Danny L. Hale, Director

State of California)

County of San Mateo) ss.:

On the 5th day of April in the year 2012 before me, the undersigned, personally appeared Danny L. Hale, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Enrique Leonardo Brime Alfonso
Signature and Office of individual taking acknowledgment

MLOA – April 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MLOA – April 2012	Page 1

MONY Life Insurance Company of America

333-180068

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of April, 2012.

/s/ Peter Kraus
Peter Kraus, Director

State of New York)

County of New York) ss.:

On the 16th day of April in the year 2012 before me, the undersigned, personally appeared Peter Kraus, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Tyena Iglesias
Signature and Office of individual taking acknowledgment

MLOA – April 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MLOA – April 2012	Page 1

MONY Life Insurance Company of America

333-180068

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 4th day of April, 2012.

/s/ Andrew J. McMahon
Andrew J. McMahon,
President and Director

State of New York)

County of New York) ss.:

On the 4th day of April in the year 2012 before me, the undersigned, personally appeared Andrew J. McMahon, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MLOA – April 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MLOA – April 2012	Page 1

MONY Life Insurance Company of America

333-180068

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 4th day of April, 2012.

/s/ Andrea Nitzan
Andrea Nitzan, Executive Vice President
(acting principal accounting officer)

State of New York)

County of New York) ss.:

On the 4th day of April in the year 2012 before me, the undersigned, personally appeared Andrea Nitzan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anne M. Tirone
Signature and Office of individual taking acknowledgment

MLOA – April 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MLOA – April 2012	Page 1

MONY Life Insurance Company of America

333-180068

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of April, 2012.

/s/ Mark Pearson
Mark Pearson, Chief Executive Officer and Director

State of New York)

County of New York) ss.:

On the 9th day of April in the year 2012 before me, the undersigned, personally appeared Mark Pearson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

MLOA – April 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MLOA – April 2012	Page 1

MONY Life Insurance Company of America

333-180068

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 4th day of April, 2012.

/s/ Lorie A. Slutsky
Lorie A. Slutsky, Director

State of New York)

County of New York) ss.:

On the 4th day of April in the year 2012 before me, the undersigned, personally appeared Lorie A. Slutsky, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joan Reedy
Signature and Office of individual taking acknowledgment

MLOA – April 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MLOA – April 2012	Page 1

MONY Life Insurance Company of America

333-180068

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 4th day of April, 2012.

/s/ Ezra Suleiman
Ezra Suleiman, Director

State of New York)

County of New York) ss.:

On the 4th day of April in the year 2012 before me, the undersigned, personally appeared Ezra Suleiman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Jennifer L. Rosati
Signature and Office of individual taking acknowledgment

MLOA – April 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MLOA – April 2012	Page 1

MONY Life Insurance Company of America

333-180068

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 4th day of April, 2012.

/s/ Richard C. Vaughan
Richard C. Vaughan, Director

State of Mercer)

County of New Jersey) ss.:

On the 4th day of April in the year 2012 before me, the undersigned, personally appeared Richard C. Vaughan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Tawanna A. Concepcion
Signature and Office of individual taking acknowledgment

MLOA – April 2012	Page 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Kermitt J. Brooks, Dodie Kent, William J. Evers and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements by the Company under the Securities Exchange Act of 1934 (and amendments thereto) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-06071

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MLOA – April 2012 – B.P.L.	Page 2

MONY Life Insurance Company of America

333-180068

333-132810

333-150631

333-167938

333-177419

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of April, 2012.

/s/ Bertrand Poupart-Lafarge
Bertrand Poupart-Lafarge
Executive Vice President and interim Chief
Financial Officer

State of New York)

County of New York) ss.:

On the 13th day of April in the year 2012 before me, the undersigned, personally appeared Bertrand Poupart-Lafarge, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Anne M. Tirone
Signature and Office of individual taking acknowledgment

MLOA – April 2012 – B.P.L.	Page 2